UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2010

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 18, 2010, the Credit Agreement, dated July 31, 2008, among The Children’s Place Retail Stores, Inc. (the “Company”), as lead borrower and borrower, The Children’s Place Services Company, LLC, as borrower, The Children’s Place (Virginia), LLC, The Children’s Place Canada Holdings, Inc. and thechildrensplace.com, inc., as guarantors, Wells Fargo Retail Finance, LLC (“Wells Fargo”), Bank of America, N.A., HSBC Business Credit (USA) Inc., and JPMorgan Chase Bank, N.A., as lenders (collectively, the “Lenders”), and Wells Fargo, as administrative agent, collateral agent and swing line lender, was amended (the “Fifth Amendment to Credit Agreement”) to permit the transactions contemplated by the share repurchase program approved by the Board of Directors of the Company on August 18, 2010 as described in Item 8.01 of this Current Report on Form 8-K.

The description of the Fifth Amendment to Credit Agreement set forth herein is qualified in its entirety by reference to the full text thereof, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 30, 2010.

Item 2.02                      Results of Operations and Financial Condition.

On August 19, 2010, the Company issued a press release containing the Company's financial results for the second quarter of the fiscal year ending January 29, 2011 (“Fiscal 2010”), updating its estimated range of earnings per diluted share from continuing operations for Fiscal 2010 and providing a preliminary estimated range of earnings per diluted share from continuing operations for the third quarter of Fiscal 2010.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the first quarter of Fiscal 2010.  In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

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Item 8.01                      Other Events

On August 18, 2010, the Board of Directors of the Company approved a $100 million share repurchase program, authorizing the Company to repurchase its common stock.  Under the program, the Company may repurchase shares in the open market over the next twelve months at current market prices at the time of purchase or in privately negotiated transactions.  The timing and actual number of shares repurchased under the program will depend on a variety of factors including price, corporate and regulatory requirements, and other market conditions, and the Company may suspend or discontinue the program at any time.

Item 9.01                      Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release, dated August 19, 2010, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2010

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance
and Administration